                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                              --------------------

       Date of Report (Date of earliest event reported): February 16, 1999


      PATRIOT AMERICAN HOSPITALITY,                   WYNDHAM INTERNATIONAL, INC.
                   INC.

       (Exact Name of Registrant as                   (Exact Name of Registrant as
        Specified in its Charter)                      Specified in its Charter)

                 DELAWARE                                       DELAWARE

     (State or Other Jurisdiction of                (State or Other Jurisdiction of
      Incorporation or Organization)                 Incorporation or Organization)

                94-0358820                                     94-2878485

 (I.R.S. Employer Identification Number)        (I.R.S. Employer Identification Number)

          1950 STEMMONS FREEWAY                          1950 STEMMONS FREEWAY
                SUITE 6001                                     SUITE 6001
           DALLAS, TEXAS 75207                            DALLAS, TEXAS 75207
              (214) 863-1000                                 (214) 863-1000

    (Address, Including Zip Code, and              (Address, Including Zip Code, and
Telephone Number, Including Area Code, of      Telephone Number, Including Area Code, of
Registrant's Principal Executive Offices)      Registrant's Principal Executive Offices)
           --------------------                           --------------------
             PAUL A. NUSSBAUM                              JAMES D. CARREKER
        Chairman of the Board and                      Chairman of the Board and
         Chief Executive Officer                        Chief Executive Officer







 Patriot American Hospitality, Inc.        Wyndham International, Inc.
       1950 Stemmons Freeway                  1950 Stemmons Freeway
             Suite 6001                             Suite 6001
        Dallas, Texas 75207                    Dallas, Texas 75207
           (214) 863-1000                         (214) 863-1000
(Name, Address, Including Zip Code,    (Name, Address, Including Zip Code,
  and Telephone Number, Including        and Telephone Number, Including
  Area Code, of Agent of Service)        Area Code, of Agent of Service)

                              --------------------

                                   copies to:

                             GILBERT G. MENNA, P.C.
                            KATHRYN I. MURTAGH, ESQ.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000
                              --------------------

ITEM 5.  OTHER EVENTS.

     On February 16, 1999, Patriot American Hospitality, Inc. and Wyndham International, Inc. issued a press release. A copy of the press release is attached hereto and incorporated herein in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

    Exhibit No.                    Description
    -----------                    -----------

    99.1               Press release dated February 16, 1999

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be filed on their behalf by the undersigned thereunto duly authorized.



Dated: February 16, 1999                   PATRIOT AMERICAN HOSPITALITY, INC.

                                           By: /s/ William W. Evans
                                              -----------------------------
                                           Name:   William W. Evans III
                                           Title:  President and Chief
                                                   Operating Officer

                                           WYNDHAM INTERNATIONAL, INC.

                                           By: /s/ William W. Evans
                                              -----------------------------
                                           Name:   William W. Evans III
                                           Title:  Executive Vice President

                                  EXHIBIT INDEX

NUMBER         ITEM
------         ----

* 99.1         Press release dated February 16, 1999


* Filed herewith